EXHIBIT 23.1

                                                    Luboshitz Kasierer



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated March 22, 2002 (and to all references to our Firm) included in or made as a part of this registration statement filed on Form F-1 registering Ordinary Shares.

                                                    /s/ Luboshitz Kasierer
                                                        LUBOSHITZ KASIERER

Tel Aviv, June 14, 2002